UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2018

PBF LOGISTICS LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by PBF Logistics LP (“PBFX”) on October 5, 2018 (the “Original Filing”), PBFX completed the purchase of CPI Operations LLC (“CPI Operations”) from Crown Point International LLC on October 1, 2018 (the “East Coast Storage Assets Acquisition”). CPI Operations’ assets include a storage facility and other idled assets located on the Delaware River near Paulsboro, New Jersey.

This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing, to provide (i) certain audited and unaudited financial statements of CPI Operations related to the East Coast Storage Assets Acquisition and (ii) related unaudited pro forma financial information of PBFX.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Audited historical consolidated financial statements of CPI Operations as of and for the years ended December 31, 2017 and 2016, together with the related notes to the consolidated financial statements, copies of which are filed as Exhibit 99.1 hereto.

Unaudited historical consolidated financial statements of CPI Operations as of September 30, 2018 and for the nine-months ended September 30, 2018 and 2017, together with the related notes to the consolidated financial statements, copies of which are filed as Exhibit 99.2 hereto

(b) Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of PBFX for the nine-months ended September 30, 2018 and for the year ended December 31, 2017, copies of which are filed as Exhibit 99.3 hereto.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of CPI Operations as of and for the years ended December 31, 2017 and 2016.

99.2	Unaudited consolidated financial statements of CPI Operations as of September 30, 2018 and for the nine-months ended September 30, 2018 and 2017.

99.3	Unaudited pro forma condensed consolidated financial statements of PBFX for the nine-months ended September 30, 2018 and for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
	By:	PBF Logistics GP LLC, its general partner

Date: December 17, 2018		By:	/s/ Erik Young
Erik Young Senior Vice President, Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)